UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 15, 2013

First Trinity Financial Corporation
(Exact Name of registrant as specified in its charter)

Commission File No.       000-52613

Oklahoma	34-1991436
(State or other jurisdiction	(I.R.S. Employer Identification No.)
of incorporation or organization)

7633 E 63rd Place, Suite 230, Tulsa, OK	74133
(Address of principal executive offices)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 5.07 Submission of Matters to a Vote of Security Holders

The 2013 Annual Meeting of the shareholders of First Trinity Financial Corporation (the “Company”) was held on May 15, 2013 at 1:00 P.M. Central Daylight Time at the Embassy Suites Tulsa – I-44, 3332 South 79th East Avenue, Tulsa, Oklahoma 74145.

QUORUM

The total number of votes eligible to be cast at said Meeting of Shareholders, determined at the close of business on March 18, 2013, the record date fixed by the Company’s Board of Directors for determination of the number of votes that may be cast at said Meeting and of those persons entitled to notice of and to vote at said Meeting, was 7,782,276.

There were present at said Meeting, in person or by proxy, persons entitled to cast 4,216,803 votes.

There being present at said Meeting, either in person or by proxy, persons entitled to cast more than 50% of the total number of votes eligible to be cast thereat, a quorum was present for the transaction of business.

PROPOSALS

The proposals voted on and approved or disapproved by the shareholders of the Company at the Annual Meeting were as follows:

Proposal Number 1

To elect seven (7) directors to hold office for a term of one year or until their successors are duly elected and qualified.

The following seven (7) individuals were elected. The votes were cast as follows:

Director	Total Votes	Withhold All	For All Except	Net Total
1. Gregg E. Zahn	4,216,803	105,507	34,579	4,076,717
2. William S. Lay	4,216,803	105,507	9,042	4,102,254
3. Bill H. Hill	4,216,803	105,507	11,247	4,100,049
4. Will W. Klein	4,216,803	105,507	9,042	4,102,254
5. Charles W. Owens	4,216,803	105,507	16,539	4,094,757
6. George E. Peintner	4,216,803	105,507	16,539	4,094,757
7. Gary L. Sherrer	4,216,803	105,507	8,821	4,102,475

Proposal Number 2

To ratify the selection of Kerber, Eck & Braeckel LLP, as the Company’s independent registered public accounting firm for 2013.

The Company’s shareholders ratified the appointment of Kerber, Eck & Braeckel LLP, as the Company’s independent registered public accounting firm for the year ending December 31, 2013. The votes were cast as follows:

Independent Registered Public Accounting Firm	Total	Votes Against	Votes Abstained	Net Votes For
Kerber, Eck & Braeckel LLP	4,216,803	49,782	114,508	4,052,513

Proposal Number 3

To approve a non-binding advisory resolution regarding the compensation of the Company's Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and the related disclosures contained in the Proxy Statement dated March 22, 2013 and Proxy Supplement dated April 23, 2013.

The Company’s shareholders approved a non-binding advisory resolution regarding the compensation of the Company's Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and the related disclosures contained in the Proxy Statement dated March 22, 2013 and Proxy Supplement dated April 23, 2013. The votes were cast as follows:

	Total	Votes Against	Votes Abstained	Net Votes For
Proposal 3	4,216,803	243,993	192,402	3,780,408

Proposal Number 4

To approve a non-binding advisory resolution regarding the frequency of the advisory vote on compensation of Named Executive Officers.

The Company’s shareholders approved a non-binding advisory resolution regarding the frequency of the advisory vote on compensation of Named Executive Officers to be every four years. The votes were cast as follows:

	Total	Votes 4 Years	Votes 5 Years	Votes 6 Years	Votes Abstained
Proposal 4	4,216,803	2,261,577	548,322	716,331	690,573

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Trinity Financial Corporation

Date: May 17, 2013	By:	/s/ Gregg E. Zahn
Gregg E. Zahn
President and Chief Executive Officer

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